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                                                                    EXHIBIT 99.2


             STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND
                 PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, H. John Riley, Jr., Chairman, President and Chief Executive Officer of Cooper Industries, Ltd., (successor to Cooper Industries, Inc. under Rule 414 of the Securities Act of 1933), state and attest that:

         (1) To the best of my knowledge, based upon a review of the covered reports of Cooper Industries, Inc. (and its successor, Cooper Industries, Ltd.), and, except as corrected or supplemented in a subsequent covered report:

              o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

              o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with the Company's audit committee.

         (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

              o the Annual Report on Form 10-K for the fiscal year ended
                December 31, 2001, filed with the Commission of Cooper Industries, Inc.;

              o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Cooper Industries, Inc. (and its successor, Cooper Industries, Ltd.) filed with the Commission subsequent to the filing of the Form 10-K identified above; and

              o Any amendments to any of the foregoing.

         Subscribed and sworn to before me this 6th day of August 2002.


/s/ H. John Riley, Jr.                         /s/ Barbara A. Widra
---------------------------------------        --------------------------------
H. John Riley, Jr.                                Notary Public
Chairman, President and Chief Executive
Officer - Cooper Industries, Ltd.              My Commission Expires:

                                               10-7-2004